                                                             EXHIBIT (24)

                                CMS ENERGY


February 25, 1994


Mr. Alan M. Wright and
Mr. Thomas A. McNish
Fairlane Plaza South, Suite 1100
330 Town Center Drive
Dearborn, MI 48126

CMS Energy Corporation is required to file an Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission within 90 days after the end of the year.

We hereby make, constitute and appoint each of you our true and lawful attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said Annual Report with any necessary exhibits, and any amendments thereto that may be required.

Very truly yours,

    /s/ William T. McCormick, Jr.                  /s/ Percy A. Pierre
- -------------------------------------          ---------------------------
     William T. McCormick, Jr.                      Percy A. Pierre


                                                   /s/ T. F. Russell
- -------------------------------------          ---------------------------
     James J. Duderstadt                           Thomas F. Russell


    /s/ Victor J. Fryling                         /s/ S. Kinnie Smith, Jr.
- -------------------------------------          ---------------------------
     Victor J. Fryling                                S. Kinnie Smith, Jr.


    /s/ Earl D. Holton
- -------------------------------------          ---------------------------
     Earl D. Holton                                    Robert D. Tuttle


    /s/ Lois A. Lund                               /s/ Kenneth Whipple
- -------------------------------------          ---------------------------
     Lois A. Lund                                       Kenneth Whipple


    /s/ Frank H. Merlotti                          /s/ John B. Yasinsky
- -------------------------------------          ---------------------------
     Frank H. Merlotti                                 John B. Yasinsky


    /s/ W. U. Parfet
- -------------------------------------
     William U. Parfet

Extract from the minutes of a meeting of the Board of Directors of CMS Energy Corporation (the "Corporation") held on February 25, 1994.

                               - - - - - - -

SEC Form 10-K Filing

     Draft copies of the Form 10-K for 1993 will be given to the Directors and officers of the Corporation for review and comments. Pursuant to regulations of the Securities and Exchange Commission, the Annual Report on Form 10-K must contain the signatures of the principal executive officer, the principal financial officer and the Controller or the principal accounting officer. Each officer of the Corporation will be asked to review the Form 10-K and acknowledge approval of the contents as applied to his/her area of responsibility.

     Upon motion duly made and seconded, the following resolution was thereupon unanimously adopted:

            RESOLVED: That the officers of the Corporation, and each of them, are authorized to execute the Annual Report on Form 10-K for the year ended December 31, 1993, for and on behalf of the Corporation, and any amendments thereto, and to file or cause to be filed such Annual Report, and any amendments thereto, with the Securities and Exchange Commission and The New York Stock Exchange, including any exhibits or other documents that may be required, with any changes thereto as they may deem appropriate and as counsel may advise.

                               - - - - - - -

(SEAL)                               /s/ Thomas A. McNish
                                 ----------------------------
                                        Thomas A. McNish
                                          Secretary

                                                      EXHIBIT (24)

                              CONSUMERS POWER


February 25, 1994


Mr. Alan M. Wright and
Mr. Thomas A. McNish
212 West Michigan Avenue
Jackson, MI 49201

Consumers Power Company is required to file an Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission within 90 days after the end of the year.

We hereby make, constitute and appoint each of you our true and lawful attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said Annual Report with any necessary exhibits, and any amendments thereto that may be required.

Very truly yours,

    /s/ William T. McCormick, Jr.                  /s/ Percy A. Pierre
- ----------------------------------             ---------------------------
     William T. McCormick, Jr.                      Percy A. Pierre


                                                   /s/ T. F. Russell
- ----------------------------------             ---------------------------
     James J. Duderstadt                              Thomas F. Russell


    /s/ Victor J. Fryling                        /s/ S. Kinnie Smith, Jr.
- ----------------------------------             ---------------------------
     Victor J. Fryling                                S. Kinnie Smith, Jr.


    /s/ Earl D. Holton
- ----------------------------------             ---------------------------
     Earl D. Holton                                     Robert D. Tuttle


    /s/ Lois A. Lund                               /s/ Kenneth Whipple
- ----------------------------------             ---------------------------
     Lois A. Lund                                      Kenneth Whipple


    /s/ Frank H. Merlotti                          /s/ John B. Yasinsky
- ----------------------------------             ---------------------------
     Frank H. Merlotti                                  John B. Yasinsky


    /s/ W. U. Parfet
- ----------------------------------
     William U. Parfet

Extract from the minutes of a meeting of the Board of Directors of Consumers Power Company (the "Company") held on February 25, 1994.

                               - - - - - - -

SEC Form 10-K Filing

     Draft copies of the Form 10-K for 1993 will be given to the Directors and officers of the Company for review and comments. Pursuant to regulations of the Securities and Exchange Commission, the Annual Report on Form 10-K must contain the signatures of the principal executive officer, the principal financial officer and the Controller or the principal accounting officer. Each officer of the Company will be asked to review the Form 10-K and acknowledge approval of the contents as applied to his/her area of responsibility.

     Upon motion duly made and seconded, the following resolution was thereupon unanimously adopted:

            RESOLVED: That the officers of the Company, and each of them, are authorized to execute the Annual Report on Form 10-K for the year ended December 31, 1993, for and on behalf of the Company, and any amendments thereto, and to file or cause to be filed such Annual Report, and any amendments thereto, with the Securities and Exchange Commission and The New York Stock Exchange, including any exhibits or other documents that may be required, with any changes thereto as they may deem appropriate and as counsel may advise.

                               - - - - - - -

(SEAL)                                      /s/ Thomas A. McNish
                                        -------------------------------
                                               Thomas A. McNish
                                                 Secretary